STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

RICHARD SHYKORA

NV

Job:C20181127-1554
November 27, 2018

Special Handling Instructions:
24HR AMENDED & RESTATED ARTICLES/BL EMAILED BACK R TUIN 11-27-2018

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Amended & Restated Articles	20180508439-40	11/27/2018 11:56:08 AM	1	$175.00	$175.00
24 Hour Expedite	20180508439-40	11/27/2018 11:56:08 AM	1	$125.00	$125.00
Total					$300.00

Payments

Type	Description	Amount
Credit	543362896615623290408l	$300.00
Total		$300.00

Credit Balance: $0.00

Job Contents:

File Stamped Copy	1
Business License	1

RICHARD SHYKORA

NV

090503

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20180508439-40
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 11/27/2018 11:56 AM
	Entity Number C12660-2004

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

MOTION ENTERTAINMENT GROUP INC.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☒ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☐ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

4. Effective date and time of filing: (optional) Date: 11/27/2018 Time: 11:30 am
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WRITTEN CONSENT TO ACTION
WITHOUT A MEETING
OF THE
BOARD OF DIRECTORS OF
MOTION ENTERTAINMENT GROUP INC.

WHEREAS, in furtherance of the business strategy of Motion Entertainment Group Inc., a Nevada corporation (the "Company") and in recognition of the Company's present circumstances, the Board of Directors has deemed it appropriate to take the corporate action described herein without holding a meeting, the waiver and notice of which is unanimously acknowledged and agreed to by the Directors through their execution of this Written Consent to Action Without a Meeting (the "Written Consent").

RESOLVED, that the Board of Directors hereby confirms and ratifies the submission of a proposal to the shareholders of the Company to change the name of the corporation to:

BANGI INC.

RESOLVED, that the Board of Directors directs the Chief Executive Officer and/or corporate Secretary that upon receipt of the requisite approval from shareholders regarding the proposed corporate action, that such individual(s) shall file a certificate of amendment to the certificate of incorporation with the Nevada Secretary of State and it approves and adopts the resolutions contained herein as an act of the Company, with such approval to be conclusively evidenced by the execution of this Written Consent by the Board of Directors, as well as the preparation and execution of any and all other documents necessary to facilitate the actions of the Company as described herein.

RESOLVED, that the Principal Executive Officer and Secretary of the Company hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Company, to execute all other documents necessary to facilitate the actions of the Company as described herein.

Dated to be effective as of November 20, 2018.

____

Richard Shykora, CEO and Chairman of the Board

CONSENT TO ACTION BY SHAREHOLDERS

OF MOTION ENTERTAINMENT GROUP, LLC.

WITHOUT MEETING

WHEREAS, Bangi Investments, LLC., ("Shareholder"), is a shareholder of MOTION ENTERTAINMENT GROUP, LLC., a Nevada Corporation (The "Company"), who holds 75% voting rights of the Company's common stock (the "Common Stock"), and deems it appropriate to vote all his/her shares of the Common Stock in favour of an amendment to the Company's Charter of Incorporation, and that such shareholder action shall occur pursuant to a written consent without a meeting in accordance with Nevada State General Corporation Law.

NOW THEREFORE, pursuant to Nevada General Corporation Law, Shareholder hereby exercises his/her rights as a shareholder of the Company and consents to take this action without a meeting , waives notice of a meeting to take the corporate action set forth herein and votes all of his/her shares of Company Common Stock in favor of:

1. Amend Article I: Name of Corporation shall be changed to **BANGI INC.**; and
2. Filing such Articles of Amendment to the Company Charter with the Secretary of State of Nevada if Necessary.

This Consent to Action by Shareholder without a meeting is hereby executed and delivered to the Company, and is dated and effective this 20th day of November 2018.

____
Shareholder Signature

____Nicole Birch________________
Bangi Investments, LLC., Manager

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
MOTION ENTERTAINMENT GROUP INC.

MOTION ENTERTAINMENT GROUP INC. (the "Corporation"), a corporation organized under the laws of the State of Nevada, by its Chief Executive Officer does hereby certify that:

1. Pursuant to the provisions of Sections 78.390 and 78.403 of Nevada Revised Statutes ("NRS") the Corporation hereby amends and restates its articles of incorporation as follows:

2. The amendment and restatement of the Articles of Incorporation as set forth below was adopted by the Corporation's Board of Directors by the unanimous written consent on November 20, 2018 in accordance with the provisions of NRS 78.315 and NRS 78.390.

3. The amendment and restatement of the Articles of Incorporation as set forth below was approved by the written consent of the 75% majority stockholder on November 20, 2018.

4. That the undersigned officer has been authorized and directed by the Board of Directors to execute and file this certificate setting forth the text of the Articles of Incorporation of the Corporation as amended and restated in its entirety to this date as follows:

Pursuant to and in accordance with the laws of NEVADA, the following are the Amended and Re-Stated Articles of Incorporation of MOTION ENTERTAINMENT GROUP INC., a NEVADA corporation (the "Company"):

ARTICLE I
NAME

The name of the Company is BANGI INC.

ARTICLE II
PURPOSES AND POWERS

The Company is organized to engage in any and all lawful acts, activities and/or pursuits for which Companies may presently or hereafter be organized under NEVADA law.

The Company shall have all powers allowed by law. The purposes stated herein shall be construed as powers as well as purposes and the enumeration of a specific purpose or power shall not be construed to limit or restrict the meaning of general terms or the general powers; nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature.

ARTICLE III
AUTHORIZED SHARES

1. **Classes of Stock**.

The Corporation shall have 4 classes of stock. The total number of shares of stock which this Corporation shall have authority to issue is 4,000,000,000, of which 3,997,999,997 shares shall be Common Stock, $0.00001 par value per share (the Common Stock"); and 1,000,000 shares shall be Series A Preferred Stock, $0.0001 par value per share and a 10 for one conversion right to common (the "Series A Preferred Stock"); and 1,000,000 shares shall be Series B Preferred Stock, $0.0001 par value per share (the "Series B Preferred Stock"); and 3 Series C Preferred Stock, $0.0001 par value per share (the "Series C Preferred Stock") of which the respective classes of preferred stock and their certificate of designations, preferences, rights and limitations can be found in the attached Exhibit A. Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of the Corporation is authorized to issue the preferred stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issue of such preferred stock. Subject to the powers, preference, and rights of any preferred stock, including any series thereof, having any preference or priority over, or rights superior to, the common stock and except as otherwise provided by law, the holders of common stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation and each share of common stock shall be entitled to one vote.

ARTICLE IV
REGISTERED AGENT

The name and address of its resident agent in the State of NEVADA is NATIONAL REGISTERED AGENTS OF NEVADA, INC. at 701 S CARSON STREET, STE 200, CARSON CITY, NEVADA, 89701. Either the registered office or the registered agent may be changed in the manner provided by NEVADA law or the Bylaws of the Company when adopted.

ARTICLE V
DIRECTORS

The governing board of the Company shall be known as the Board of Directors. The number of Directors comprising the Board of Directors shall be fixed at a minimum of one and may be increased or decreased from time to time in the manner provided in NEVADA law and the Bylaws of the Company when adopted. The current Board of Directors consists of one person who is as follows:

Office	Name
President	RICHARD SHYKORA 8904-60th AVENUE NW EDMONTON, ALBERTA, CANADA T6E6A6
Secretary	RICHARD SHYKORA 8904-60th AVENUE NW EDMONTON, ALBERTA, CANADA T6E6A6
Treasurer	RICHARD SHYKORA 8904-60th AVENUE NW EDMONTON, ALBERTA, CANADA T6E6A6
Director	RICHARD SHYKORA 8904-60th AVENUE NW EDMONTON, ALBERTA, CANADA T6E6A6

ARTICLE VI
INCORPORATOR

The name and mailing address of the incorporator of the original Articles of Incorporation is:

Doug Ansell, 6075 South Eastern Ave., Suite 1, Las Vegas, Nevada 89119-3146

ARTICLE VII
OFFICER AND DIRECTOR LIABILITY

1. The Company shall indemnify and may advance expenses to its directors, officers, employees, fiduciaries or agents and to any person who is or was serving at the Company's request as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan (and their respective estates or personal representatives) to the fullest extent as from time to time permitted by NEVADA law.
2. The personal liability of the directors and officers of the Company to the Company or its stockholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by NEVADA law.
3. Any repeal or modification of this Article VII by the stockholders of the Company shall not adversely affect any right or protection of any person existing at the time of such repeal or modification.

ARTICLE VIII

Shares of the Corporation shall not be subject to assessment for payment of the debts of the Corporation.

ARTICLE IX

The Board of Directors shall have the power to make, adopt, amend, or repeal the Bylaws of the Corporation with the written consent and approval of a majority shareholder vote of 75%.

ARTICLE X

In the event that the Board of Directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the Board of Directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration and approval by a majority of the stockholders thereof in accordance with the provision of the NRS and these Articles of Incorporation.

IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation are hereby executed pursuant to the resolution of the Board of Directors and a majority shareholder vote of 75%, effective as of November 20, 2018.

Richard Shykora, CEO, Chairman of the Board

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

BANGI INC.

Nevada Business Identification # NV20041471587

Expiration Date: May 31, 2019

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on November 27, 2018

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law <u>cannot</u> be waived.

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

NATIONAL REGISTERED AGENTS, INC. OF NV
701 S CARSON ST STE 200
CARSON CITY, NV 89701

Job:C20181214-0772
December 17, 2018

Special Handling Instructions:
Amnd'd and Rst'd Art: Nm Chng & Stk Chng, New Bsns License EMail 12/17 CEF

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Amended & Restated Articles	20180536990-13	12/14/2018 10:15:31 AM	1	$3,300.00	$3,300.00
24 Hour Expedite	20180536990-13	12/14/2018 10:15:31 AM	1	$125.00	$125.00
Business License	20180536990-13	12/14/2018 10:15:31 AM	1	$0.00	$0.00
Total					$3,425.00

Payments

Type	Description	Amount
Credit	5450631228376105704057	$3,425.00
Total		$3,425.00

Credit Balance: $0.00

Job Contents:

File Stamped Copy	1
Business License	1

NATIONAL REGISTERED AGENTS, INC. OF NV
701 S CARSON ST STE 200
CARSON CITY, NV 89701

090503

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20180536990-13
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 12/14/2018 10:15 AM
	Entity Number C12660-2004

Certificate to Accompany Restated Articles or Amended and Restated Articles

(PURSUANT TO NRS)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

BANGI INC.

2. The articles are: (mark only one box) ☐ **Restated** ☒ **Amended and Restated**

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:*

- ☐ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☒ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

4. Effective date and time of filing: (optional) Date: 12/12/2018 Time: 12:00 pm
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
BANGI INC.

BANGI INC. (the "Corporation"), a corporation organized under the laws of the State of Nevada, by its Chief Executive Officer does hereby certify that:

1. Pursuant to the provisions of Sections 78.390 and 78.403 of Nevada Revised Statutes ("NRS") the Corporation hereby amends and restates its articles of incorporation as follows:

2. The amendment and restatement of the Articles of Incorporation as set forth below was adopted by the Corporation's Board of Directors by the unanimous written consent on December 12, 2018 in accordance with the provisions of NRS 78.315 and NRS 78.390.

3. The amendment and restatement of the Articles of Incorporation as set forth below was approved by the written consent of the 75% majority stockholder on December 12, 2018.

4. That the undersigned officer has been authorized and directed by the Board of Directors to execute and file this certificate setting forth the text of the Articles of Incorporation of the Corporation as amended and restated in its entirety to this date as follows:

Pursuant to and in accordance with the laws of NEVADA, the following are the Amended and Re-Stated Articles of Incorporation of BANGI INC., a NEVADA corporation (the "Company"):

ARTICLE I
NAME

The name of the Company is COMPASS BIOTECHNOLOGIES INC.

ARTICLE II
PURPOSES AND POWERS

The Company is organized to engage in any and all lawful acts, activities and/or pursuits for which Companies may presently or hereafter be organized under NEVADA law.

The Company shall have all powers allowed by law. The purposes stated herein shall be construed as powers as well as purposes and the enumeration of a specific purpose or power shall not be construed to limit or restrict the meaning of general terms or the general powers; nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature.

ARTICLE III
AUTHORIZED SHARES

1. **Classes of Stock**.

The Corporation shall have 4 classes of stock. The total number of shares of stock which this Corporation shall have authority to issue is 10,000,000,000, of which 9,997,999,997 shares shall be Common Stock, $0.00001 par value per share (the Common Stock"); and 1,000,000 shares shall be Series A Preferred Stock, $0.0001 par value per share and a 10 for one conversion right to common (the "Series A Preferred Stock"); and 1,000,000 shares shall be Series B Preferred Stock, $0.0001 par value per share (the "Series B Preferred Stock"); and 3 Series C Preferred Stock, $0.0001 par value per share (the "Series C Preferred Stock") of which the respective classes of preferred stock and their certificate of designations, preferences, rights and limitations can be found in the attached Exhibit A. Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of the Corporation is authorized to issue the preferred stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issue of such preferred stock. Subject to the powers, preference, and rights of any preferred stock, including any series thereof, having any preference or priority over, or rights superior to, the common stock and except as otherwise provided by law, the holders of common stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation and each share of common stock shall be entitled to one vote.

ARTICLE IV
REGISTERED AGENT

The name and address of its resident agent in the State of NEVADA is NATIONAL REGISTERED AGENTS, INC. OF NV, at 701 S CARSON STREET, STE 200, CARSON CITY, NEVADA, 89701. Either the registered office or the registered agent may be changed in the manner provided by NEVADA law or the Bylaws of the Company when adopted.

ARTICLE V
DIRECTORS

The governing board of the Company shall be known as the Board of Directors. The number of Directors comprising the Board of Directors shall be fixed at a minimum of one and may be increased or decreased from time to time in the manner provided in NEVADA law and the Bylaws of the Company when adopted. The current Board of Directors consists of one person who is as follows:

Office	Name
President	RICHARD SHYKORA 8904-60th AVENUE NW EDMONTON, ALBERTA, CANADA T6E6A6
Secretary	RICHARD SHYKORA 8904-60th AVENUE NW EDMONTON, ALBERTA, CANADA T6E6A6
Treasurer	RICHARD SHYKORA 8904-60th AVENUE NW EDMONTON, ALBERTA, CANADA T6E6A6
Director	RICHARD SHYKORA 8904-60th AVENUE NW EDMONTON, ALBERTA, CANADA T6E6A6

ARTICLE VI
INCORPORATOR

The name and mailing address of the incorporator of the original Articles of Incorporation is:

Doug Ansell, 6075 South Eastern Ave., Suite 1, Las Vegas, Nevada 89119-3146

ARTICLE VII
OFFICER AND DIRECTOR LIABILITY

1. The Company shall indemnify and may advance expenses to its directors, officers, employees, fiduciaries or agents and to any person who is or was serving at the Company's request as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or of an employee benefit plan (and their respective estates or personal representatives) to the fullest extent as from time to time permitted by NEVADA law.
2. The personal liability of the directors and officers of the Company to the Company or its stockholders, or to any third person, shall be eliminated or limited to the fullest extent as from time to time permitted by NEVADA law.
3. Any repeal or modification of this Article VII by the stockholders of the Company shall not adversely affect any right or protection of any person existing at the time of such repeal or modification.

ARTICLE VIII

Shares of the Corporation shall not be subject to assessment for payment of the debts of the Corporation.

ARTICLE IX

The Board of Directors shall have the power to make, adopt, amend, or repeal the Bylaws of the Corporation with the written consent and approval of a majority shareholder vote of 75%.

ARTICLE X

In the event that the Board of Directors of the Corporation determines that it is in the Corporation's best interest to amend these Articles of Incorporation, the Board of Directors shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the stockholders entitled to vote thereon for the consideration and approval by a majority of the stockholders thereof in accordance with the provision of the NRS and these Articles of Incorporation.

IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation are hereby executed pursuant to the resolution of the Board of Directors and a majority shareholder vote of 75%, effective as of December 12, 2018.

____

Richard Shykora, CEO, Director

WRITTEN CONSENT TO ACTION
WITHOUT A MEETING
OF THE
BOARD OF DIRECTORS OF
BANGI INC.

WHEREAS, in furtherance of the business strategy of Bangi Inc., a Nevada corporation (the "Company") and in recognition of the Company's present circumstances, the Board of Directors has deemed it appropriate to take the corporate action described herein without holding a meeting, the waiver and notice of which is unanimously acknowledged and agreed to by the Directors through their execution of this Written Consent to Action Without a Meeting (the "Written Consent").

WHEREAS, the Board of Directors propose to Amend Article III of the Articles of Incorporation to Increase the Authorized Share limit to 10,000,000,000 shares;

RESOLVED, that the Board of Directors hereby confirms and ratifies the submission of a proposal to the shareholders of the Company to Amend Article III to Increase the Authorized Share Limit to 10,000,000,000 shares;

RESOLVED, that the Board of Directors directs the Chief Executive Officer and/or corporate Secretary that upon receipt of the requisite approval from shareholders regarding the proposed corporate action, that such individual(s) shall file a certificate of amendment to the certificate of incorporation with the Nevada Secretary of State and it approves and adopts the resolutions contained herein as an act of the Company, with such approval to be conclusively evidenced by the execution of this Written Consent by the Board of Directors, as well as the preparation and execution of any and all other documents necessary to facilitate the actions of the Company as described herein.

RESOLVED, that the Principal Executive Officer and Secretary of the Company hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Company, to execute all other documents necessary to facilitate the actions of the Company as described herein.

Dated to be effective as of December 12, 2018.

____

Richard Shykora, CEO

WRITTEN CONSENT TO ACTION
WITHOUT A MEETING
OF THE
BOARD OF DIRECTORS OF
BANGI INC.

WHEREAS, in furtherance of the business strategy of BANGI Inc., a Nevada corporation (the "Company") and in recognition of the Company's present circumstances, the Board of Directors has deemed it appropriate to take the corporate action described herein without holding a meeting, the waiver and notice of which is unanimously acknowledged and agreed to by the Directors through their execution of this Written Consent to Action Without a Meeting (the "Written Consent").

RESOLVED, that the Board of Directors hereby confirms and ratifies the submission of a proposal to the shareholders of the Company to change the name of the corporation to:

COMPASS BIOTECHNOLOGIES INC.

RESOLVED, that the Board of Directors directs the Chief Executive Officer and/or corporate Secretary that upon receipt of the requisite approval from shareholders regarding the proposed corporate action, that such individual(s) shall file a certificate of amendment to the certificate of incorporation with the Nevada Secretary of State and it approves and adopts the resolutions contained herein as an act of the Company, with such approval to be conclusively evidenced by the execution of this Written Consent by the Board of Directors, as well as the preparation and execution of any and all other documents necessary to facilitate the actions of the Company as described herein.

RESOLVED, that the Principal Executive Officer and Secretary of the Company hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Company, to execute all other documents necessary to facilitate the actions of the Company as described herein.

Dated to be effective as of December 12, 2018.

____

Richard Shykora, CEO

CONSENT TO ACTION BY SHAREHOLDERS

OF BANGI INC.

WITHOUT MEETING

WHEREAS, Bangi Investments, LLC., ("Shareholder"), is a shareholder of BANGI INC., a Nevada Corporation (The "Company"), who holds 75% voting rights of the Company's common stock (the "Common Stock"), and deems it appropriate to vote all his/her shares of the Common Stock in favour of an amendment to the Company's Charter of Incorporation, and that such shareholder action shall occur pursuant to a written consent without a meeting in accordance with Nevada State General Corporation Law.

NOW THEREFORE, pursuant to Nevada General Corporation Law, Shareholder hereby exercises his/her rights as a shareholder of the Company and consents to take this action without a meeting, waives notice of a meeting to take the corporate action set forth herein and votes all of his/her shares of Company Common Stock in favor of:

1. Amend Article I: Name of Corporation shall be changed to **COMPASS BIOTECHNOLOGIES INC.**; and
2. Filing such Articles of Amendment to the Company Charter with the Secretary of State of Nevada if Necessary.

This Consent to Action by Shareholder without a meeting is hereby executed and delivered to the Company, and is dated and effective this 12th day of December 2018.

____
Shareholder Signature

____Nicole Birch________________
Bangi Investments, LLC., Manager

CONSENT TO ACTION BY SHAREHOLDERS

OF BANGI INC.

WITHOUT MEETING

WHEREAS, Bangi Investments, LLC., ("Shareholder"), is a shareholder of BANGI INC., a Nevada Corporation (The "Company"), who holds 75% voting rights of the Company's common stock (the "Common Stock"), and deems it appropriate to vote all his/her shares of the Common Stock in favour of an amendment to the Company's Charter of Incorporation, and that such shareholder action shall occur pursuant to a written consent without a meeting in accordance with Nevada State General Corporation Law.

NOW THEREFORE, pursuant to Nevada General Corporation Law, Shareholder hereby exercises his/her rights as a shareholder of the Company and consents to take this action without a meeting, waives notice of a meeting to take the corporate action set forth herein and votes all of his/her shares of Company Common Stock in favor of:

1. Amend Article III: Authorized Shares. Shareholder hereby approves the Board of Directors recommendation to Increase the Authorized Share Limit to 10,000,000,000 shares; and
2. Filing such Articles of Amendment to the Company Charter with the Secretary of State of Nevada if Necessary.

This Consent to Action by Shareholder without a meeting is hereby executed and delivered to the Company, and is dated and effective this 12th day of December 2018.

____

Shareholder Signature

____Nicole Birch________________

Bangi Investments, LLC., Manager

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

COMPASS BIOTECHNOLOGIES INC.

Nevada Business Identification # NV20041471587

Expiration Date: May 31, 2019

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on December 17, 2018

Barbara K. Cegavske
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.